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                                                               Exhibit No.  23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated March 6, 2001, included in EchoStar Communications Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, and to all references to our Firm included in this Registration Statement.


                                                    ARTHUR ANDERSEN LLP


Denver, Colorado,
 April 17, 2001.